                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:

               End of Period Collection Account Balance as of Prior Payment Date:                                     328,353.06
               Available Funds:
                            Contract Payments due and received in this period                                       2,480,295.49
                            Contract Payments due in prior period(s) and received in this period                       73,169.57
                            Contract Payments received in this period for next period                                  39,585.14
                            Sales, Use and Property Tax payments received                                             171,199.88
                            Prepayment Amounts related to early termination in this period                            105,854.63
                            Servicer Advance                                                                          180,435.02
                            Proceeds received from recoveries on previously Defaulted Contracts                             0.00
                            Transfer from Reserve Account                                                               4,181.68
                            Interest earned on Collection Account                                                       4,584.53
                            Interest earned on Affiliated Account                                                         711.59
                            Proceeds from repurchase of Contracts per Contribution and Servicing
                              Agreement Section 5.03                                                                        0.00
                            Amounts paid per Contribution and Servicing Agreement Section 7.01
                              (Substituted contract < Predecessor contract)                                                 0.00
                            Amounts paid under insurance policies                                                           0.00
                            Maintenance, Late Charges and any other amounts                                                 0.00

                                                                                                                   --------------
               Total Available Funds                                                                                3,388,370.59
               Less: Amounts to be Retained in Collection Account                                                     273,562.79
                                                                                                                   --------------
               AMOUNT TO BE DISTRIBUTED                                                                             3,114,807.80
                                                                                                                   ==============




               DISTRIBUTION OF FUNDS:

                            1.        To Trustee -  Fees                                                                    0.00
                            2.        To Servicer, any unreimbursed Nonrecoverable Advances or
                                        Servicer Advances                                                              73,169.57
                            3.        To Noteholders (For Servicer Report immediately following
                                        the Final Additional Closing Date)
                                               a) Class A1 Principal and Interest                                           0.00
                                               a) Class A2 Principal (distributed after A1 Note
                                                  matures) and Interest                                             2,290,616.31
                                               a) Class A3 Principal (distributed after A1 and
                                                  A2 Notes mature) and Interest                                       182,832.00
                                               b) Class B Principal and Interest                                       56,750.13
                                               c) Class C Principal and  Interest                                      64,360.42
                                               d) Class D Principal and Interest                                       65,554.04
                                               e) Class E Principal and Interest                                       67,929.57

                            4.        To Reserve Account for Requirement per Indenture Agreement
                                        Section 3.08                                                                        0.00
                            5.        To Issuer - Residual  Principal and Interest and Reserve
                                        Account Distribution
                                               a) Residual Interest (Provided no Restricting or
                                                  Amortization Event in effect)                                        14,674.13
                                               b) Residual Principal (Provided no Restricting or
                                                  Amortization Event in effect)                                        94,843.60
                                               c) Reserve Account Distribution (Provided no
                                                  Restricting or Amortization Event in effect)                          4,181.68
                            6.        To Servicer, Tax, Maintenance, Late Charges and Bank
                                        Interest Earned and Any Other Amounts                                         176,496.00
                            7.        To Servicer, Servicing Fee and other Servicing Compensations                     23,400.35
                                                                                                                   --------------
               TOTAL FUNDS DISTRIBUTED                                                                              3,114,807.80
                                                                                                                   ==============

                                                                                                                   --------------
               End of Period Collection Account Balance {Includes Payments in Advance & Restricting
               Event Funds (if any)}                                                                                  273,562.79
                                                                                                                   ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                  $2,182,541.24
                - Add Investment Earnings                                                                               4,181.68
                - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                            0.00
                - Less Distribution to Certificate Account                                                              4,181.68
                                                                                                                   --------------
End of period balance                                                                                              $2,182,541.24
                                                                                                                   ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $2,182,541.24
                                                                                                                   ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                                   Pool A                                       46,926,625.14
                                   Pool B                                        7,673,835.37
                                                                                --------------
                                                                                                                   54,600,460.51

Class A Overdue Interest, if any                                                         0.00
Class A Monthly Interest - Pool A                                                  223,828.80
Class A Monthly Interest - Pool B                                                   36,602.36

Class A Overdue Principal, if any                                                        0.00
Class A Monthly Principal - Pool A                                               1,757,624.32
Class A Monthly Principal - Pool B                                                 455,392.83
                                                                                --------------
                                                                                                                    2,213,017.15

Ending Principal Balance of the Class A Notes

                                   Pool A                                       45,169,000.82
                                   Pool B                                        7,218,442.54
                                                                                --------------                     --------------
                                                                                                                   52,387,443.36
                                                                                                                   ==============


--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $190,972,000     Original Face $190,972,000       Balance Factor
$ 1.363714                     $ 11.588176                            27.432002%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                                   Class A1                                              0.00
                                   Class A2                                     16,510,460.51
                                   Class A3                                     38,090,000.00
                                                                                --------------
                                                                                                                   54,600,460.51

Class A Monthly Interest

                                   Class A1 (Actual Number Days/360)                     0.00
                                   Class A2                                         77,599.16
                                   Class A3                                        182,832.00

Class A Monthly Principal

                                   Class A1                                              0.00
                                   Class A2                                      2,213,017.15
                                   Class A3                                              0.00
                                                                                --------------
                                                                                                                    2,213,017.15

Ending Principal Balance of the Class A Notes

                                   Class A1                                              0.00
                                   Class A2                                     14,297,443.36
                                   Class A3                                     38,090,000.00
                                                                                --------------                     --------------
                                                                                                                   52,387,443.36
                                                                                                                   ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class B Notes
                                                        Pool A                  1,072,553.64
                                                        Pool B                    175,382.61
                                                                                -------------
                                                                                                         1,247,936.25

              Class B Overdue Interest, if any                                          0.00
              Class B Monthly Interest - Pool A                                     5,300.20
              Class B Monthly Interest - Pool B                                       866.68
              Class B Overdue Principal, if any                                         0.00
              Class B Monthly Principal - Pool A                                   40,174.27
              Class B Monthly Principal - Pool B                                   10,408.98
                                                                                -------------
                                                                                                            50,583.25

              Ending Principal Balance of the Class B Notes
                                                        Pool A                  1,032,379.37
                                                        Pool B                    164,973.63
                                                                                -------------            -------------
                                                                                                         1,197,353.00
                                                                                                         =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $4,365,000      Original Face $4,365,000         Balance Factor
$ 1.412802                    $ 11.588373                             27.430767%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class C Notes
                                                        Pool A                  1,206,866.86
                                                        Pool B                    197,391.40
                                                                                -------------
                                                                                                         1,404,258.26

              Class C Overdue Interest, if any                                          0.00
              Class C Monthly Interest - Pool A                                     6,406.45
              Class C Monthly Interest - Pool B                                     1,047.82
              Class C Overdue Principal, if any                                         0.00
              Class C Monthly Principal - Pool A                                   45,196.05
              Class C Monthly Principal - Pool B                                   11,710.10
                                                                                -------------
                                                                                                            56,906.15

              Ending Principal Balance of the Class C Notes
                                                        Pool A                  1,161,670.81
                                                        Pool B                    185,681.30
                                                                                -------------
                                                                                                         -------------
                                                                                                         1,347,352.11
                                                                                                         =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $4,910,955      Original Face $4,910,955         Balance Factor
$ 1.517886                    $ 11.587593                             27.435644%
--------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001

VII.   CLASS D NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class D Notes
                                                        Pool A                  1,206,866.86
                                                        Pool B                    197,391.40
                                                                               --------------
                                                                                                         1,404,258.26

              Class D Overdue Interest, if any                                          0.00
              Class D Monthly Interest - Pool A                                     7,432.29
              Class D Monthly Interest - Pool B                                     1,215.60
              Class D Overdue Principal, if any                                         0.00
              Class D Monthly Principal - Pool A                                   45,196.05
              Class D Monthly Principal - Pool B                                   11,710.10
                                                                               --------------
                                                                                                            56,906.15

              Ending Principal Balance of the Class D Notes
                                                        Pool A                  1,161,670.81
                                                        Pool B                    185,681.30
                                                                               --------------            -------------
                                                                                                         1,347,352.11
                                                                                                         =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $4,910,955      Original Face $4,910,955         Balance Factor
$ 1.760939                    $ 11.587593                             27.435644%
--------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class E Notes
                                                        Pool A                  1,206,866.86
                                                        Pool B                    197,391.40
                                                                                -------------
                                                                                                         1,404,258.26

              Class E Overdue Interest, if any                                          0.00
              Class E Monthly Interest - Pool A                                     9,473.90
              Class E Monthly Interest - Pool B                                     1,549.52
              Class E Overdue Principal, if any                                         0.00
              Class E Monthly Principal - Pool A                                   45,196.05
              Class E Monthly Principal - Pool B                                   11,710.10
                                                                                -------------
                                                                                                            56,906.15

              Ending Principal Balance of the Class E Notes
                                                        Pool A                  1,161,670.81
                                                        Pool B                    185,681.30
                                                                                -------------            -------------
                                                                                                         1,347,352.11
                                                                                                         =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $4,910,955      Original Face $4,910,955         Balance Factor
$ 2.244659                    $ 11.587593                             27.435644%
--------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

              Beginning Residual Principal Balance
                                                        Pool A                  2,010,951.94
                                                        Pool B                    328,812.07
                                                                                -------------
                                                                                                         2,339,764.01

              Residual Interest - Pool A                                           12,824.62
              Residual Interest - Pool B                                            1,849.51
              Residual Principal - Pool A                                          75,326.76
              Residual Principal - Pool B                                          19,516.84
                                                                                -------------
                                                                                                            94,843.60

              Ending Residual Principal Balance
                                                        Pool A                  1,935,625.18
                                                        Pool B                    309,295.23
                                                                                -------------            -------------
                                                                                                         2,244,920.41
                                                                                                         =============


X. PAYMENT TO SERVICER

               - Collection period Servicer Fee                                                             23,400.35
               - Servicer Advances reimbursement                                                            73,169.57
               - Tax, Maintenance, Late Charges, Bank Interest and other amounts                           176,496.00
                                                                                                         -------------
              Total amounts due to Servicer                                                                273,065.92
                                                                                                         =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                          53,630,731.43

         Aggregate Discounted Contract Balance of Additional Contracts acquired during

            Collection Period                                                                                            0.00

         Decline in Aggregate Discounted Contract Balance                                                        2,008,713.50

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                --------------
            ending of the related Collection Period                                                             51,622,017.93
                                                                                                                ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                      1,990,781.55

             - Principal portion of Prepayment Amounts                                               17,931.95

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during

                    Collection Period                                                                     0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn

                    during Collection Period                                                              0.00

                                                                                                  ------------
                                        Total Decline in Aggregate Discounted Contract Balance    2,008,713.50
                                                                                                  ============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                           8,770,204.01

         Aggregate Discounted Contract Balance of Additional Contracts acquired during

            Collection Period                                                                                            0.00

         Decline in Aggregate Discounted Contract Balance                                                          520,448.95

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                 ------------
            ending of the related Collection Period                                                              8,249,755.06
                                                                                                                 ============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                        432,109.23

             - Principal portion of Prepayment Amounts                                               88,339.72
                                                                                                             .
             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during

                    Collection Period                                                                     0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn

                    during Collection Period                                                              0.00

                                                                                                  ------------
                                        Total Decline in Aggregate Discounted Contract Balance      520,448.95
                                                                                                  ============

                                                                                                                --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               59,871,772.99
                                                                                                                ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                      Predecessor
                                                  Discounted                Predecessor             Discounted
        Lease #     Lessee Name                   Present Value             Lease #                 Present Value
        ---------------------------------         ----------------------    -------------------     -------------------------------
                    NONE
                                                  ----------------------                            -------------------------------
                                                  Totals:          $0.00                                                      $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                              $0.00
        b) ADCB OF POOL A AT CLOSING DATE                                                                           $161,410,790.25
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES                      NO     X
                                                                           --------------           --------

        POOL B                                                                                      Predecessor
                                                  Discounted                Predecessor             Discounted
        Lease #     Lessee Name                   Present Value             Lease #                 Present Value
        ---------------------------------         ----------------------    -------------------     -------------------------------
                    NONE
                                                  ----------------------                            -------------------------------
                                                  Totals:          $0.00                                                      $0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                           $56,843,333.29
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                        0.00%

         *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
          TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES                      NO     X
                                                                           --------------           --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                       Predecessor
                                                    Discounted                Predecessor             Discounted
        Lease #     Lessee Name                     Present Value             Lease #                 Present Value
        ---------------------------------           ----------------------    -------------------     --------------------
        1097-507    ADVANCED HEALTHCARE RESOURCES            $159,644.40             1778-001                   $48,984.23
        1238-501    WILLIAM F SKINNER, M.D.                  $174,282.67             1777-001                  $325,671.26
        1505-005    NYDIC MEDICAL VENTURES VII, LLC          $171,682.66             1855-001                  $153,223.12
        2488-001    HYDRO-TOUCH INC.                         $110,973.88             1949-001                   $94,307.11
                    CASH                                       $5,602.11



                                                            ------------                                       ------------
                                                    Totals: $622,185.72                                        $622,185.72

       a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                          622,185.72
       b) ADCB OF POOL A AT CLOSING DATE                                                                   $161,410,790.25
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD        YES              NO     X
                                                                              -------------    --------


        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                 Predecessor
                                                    Discounted                Predecessor             Discounted
        Lease #     Lessee Name                     Present Value             Lease #                 Present Value
        ---------------------------------           ----------------------    -------------------     --------------------
                    None

                                                    ----------------------                            --------------------
                                                    Totals:          $0.00                                          $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                  $56,843,333.29
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180
          DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY
          PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD        YES              NO     X
                                                                              --------------   --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


XV.    POOL PERFORMANCE MEASUREMENTS

1.                                      AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                                                TOTAL OUTSTANDING CONTRACTS
       This Month                                                   27,141.67        This Month           59,871,772.99
       1 Month Prior                                                20,640.94        1 Month Prior        62,400,935.44
       2 Months Prior                                              106,142.21        2 Months Prior       64,941,175.39

       Total                                                       153,924.82        Total               187,213,883.82

       a) 3 MONTH AVERAGE                                           51,308.27        b) 3 MONTH AVERAGE   62,404,627.94

       c) a/b                                                            0.08%


2.     Does a Delinquency Condition Exist (1c > 6%)?
                                                                                    Yes                  No            X
                                                                                        ---------------      -----------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                        Yes                  No            X
                                                                                        ---------------      -----------------
       B. An Indenture Event of Default has occurred and is then continuing?        Yes                  No            X
                                                                                        ---------------      -----------------

4.     Has a Servicer Event of Default occurred?                                    Yes                  No            X
                                                                                        ---------------      -----------------


5.     Amortization Event Check

       A. Is 1c  > 8%?                                                              Yes                  No            X
                                                                                        ---------------      -----------------
       B. Bankruptcy, insolvency, reorganization; default/violation of any
          covenant or obligation not remedied within 90 days?                       Yes                  No            X
                                                                                        ---------------      -----------------
       C. As of any Determination date, the sum of all defaulted contracts
          since the Closing date exceeds 6% of the ADCB on the Closing Date?        Yes                  No            X
                                                                                        ---------------      -----------------




6.     Aggregate Discounted Contract Balance at Closing Date                    Balance $  218,254,123.54
                                                                                        -----------------

       DELINQUENT LEASE SUMMARY

                  Days Past Due         Current Pool Balance          # Leases
                  -------------         --------------------          --------
                        31 - 60                   420,309.69                29
                        61 - 90                   747,435.19                 7
                       91 - 180                    27,141.67                 9



       Approved By:
       Mathew E. Goldenberg
       Vice President
       Structured Finance and Securitization